EXHIBIT 10.01

               FIRST AMENDMENT TO TRl-PARTY LEASE AGREEMENT WITH A

                       PURCHASE OPTION DATED JULY 16, 1999

         THIS FIRST AMENDMENT TO THE TRI-PARTY LEASE AGREEMENT WITH A PURCHASE OPTION DATED JULY 16, 1999, ("First Amendment") is made as of the 30th day of March, 2001 between PLATINUM FOX. LLC, a Washington limited liability company ("FOX"), EMERALD CHIMERA, LLC, a Washington limited liability company ("EC"), and IDAHO CONSOLIDATED METALS CORPORATION, a British Columbia, Canada corporation ("ICMC").

         WHEREAS, FOX, EC and ICMC executed a Tri-Party Lease Agreement With A Purchase Option (the "Agreement") dated July 16, 1999.

         WHEREAS, FOX, EC and ICMC are desirous of amending the Agreement.

         WHEREAS, ICMC has completed two years of exploration on the property and further has accumulated an additional approximate 1,650 mining claims in the Stillwater Complex and whereas Fox, EC and ICMC recognize the value of the property and intend to continue exploration on the property in conjunction with the additional ICMC claims with the 54 claim subject this tri-party lease agreement fitting into the larger picture.

         WHERAS, FOX, EC and ICMC agree that the terms and conditions set forth herein shall amend, restate and supersede those certain paragraphs in the Agreement and that all provisions not altered by this First Amendment shall remain unchanged.

         NOW, THEREFORE, it is mutually agreed by and between the parties as follows:

         1) Amendment. The following terms and conditions of the Agreement shall be amended and restated as follows:

                  a. Section 4.1 Term And Consideration. The term of this Agreement shall be for five years.

                  b. Section 4.2 Term and Consideration. The following consideration shall be payable by ICMC in connection with the sublease granted by EC to ICMC hereunder:

----------------------------- ------------------------ -------------------------
    Lease Payment Date         Cash in United States    Shares of ICMC Common
                                Dollars Stock

----------------------------- ------------------------ -------------------------
Lease Execution                         $19,500                150,000
----------------------------- ------------------------ -------------------------
July 16, 2000                              $-0-                200,000
----------------------------- ------------------------ -------------------------
July 16, 2001                              $-0-                200,000
----------------------------- ------------------------ -------------------------
July 16, 2002                              $-0-                375,000
----------------------------- ------------------------ -------------------------
July 16, 2003                              $-0-                575,000
----------------------------- ------------------------ -------------------------








FIRST AMENDMENT TO TRI-PARTY LEASE AGREEMENT WITH PURCHASE OPTION
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                      Payments of stock for years 2002 and 2003 shall be
                      conditioned upon accumulation of sufficient and positive drill data to indicate a possible resource and commence a feasibility study. ICMC shall use its commercial best efforts to both; (i) accumulate the necessary drill data in order to make a determination on whether to commence a feasibility study, and (ii) if the determination is made to commence a feasibility study said study shall be commenced before the 2002 year of this Agreement. The commencement of a feasibility study shall be based upon standard to the mining industry criteria provided by an independent geological consultant acceptable to both parties. In the event the exploration and development has not reached that stage of development to commence a feasibility study, the Agreement shall remain in full force and effect but no further stock consideration shall be paid until a feasibility study has been commenced.

                  c. All other terms and provisions of the Agreement are hereby ratified and affirmed.

         2) Facsimile Counterparts. This First Amendment may be executed in counterpart facsimile signatures, which facsimile signatures shall be relied upon as the signatures of FOX, EC and ICMC.

         3) Regulatory Approval. This First Amendment is specifically subject to the approval of the regulatory authorities of the province of British Columbia, Canada, and the Canadian Venture Exchange.

IN WITNESS WHEREOF. the parties have executed the foregoing First Amendment as of the last date appearing below.

PLATINUM FOX, LLC

By _______________________                                    Date 3/30/01
                                                                   -------
    Rod Nicholls
    Its: Co-Manager


EMERALD CHIMERA, LLC

By _______________________                                    Date 3/30/01
                                                                   -------
    Rod Nicholls
    Its: Manager


IDAHO CONSOLIDATED METALS CORPORATION

By _______________________                                    Date 3/30/01
                                                                   -------
    Delbert Steiner
    Its: President


FIRST AMENDMENT TO TRI-PARTY LEASE AGREEMENT WITH PURCHASE OPTION
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